UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Fisker Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

August 3, 2023

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of Fisker Inc. (the “Company”). The special meeting will be held on Wednesday, August 30, 2023 at 8:00 a.m., Pacific Time, online via live webcast available at www.virtualshareholdermeeting.com/FSR2023SM (such meeting, including any adjournment or postponement thereof, the “Special Meeting”) for the following purposes:

1.

To approve, for purposes of the rules of the New York Stock Exchange (the “NYSE”), the potential issuance of more than 19.99% of the outstanding shares of Class A Common Stock, par value $0.00001 per share (the “Class A Common Stock”), in the Transaction described below (the “Stock Issuance Proposal”);

2.

To adopt an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to increase the total number of shares of Class A Common Stock that the Company will have authority to issue from 750,000,000 shares to 1,250,000,000 shares (the “Authorized Shares Proposal”); and

3.

To approve an amendment to the Company’s Charter to allow stockholders to act by written consent (the “Written Consent Proposal” and, collectively with the Stock Issuance Proposal and the Authorized Shares Proposal, the “Proposals”).

The form of amendment implementing the Authorized Shares Proposal and the Written Consent Proposal is attached to this proxy statement as Annex A.

The Proposals are being submitted to the Company’s stockholders in connection with the transaction (the “Transaction”) described below. Among other things, the Transaction contemplates potential issuances of additional shares of Class A Common Stock by the Company, which would require approval of our stockholders pursuant to Section 312.03 of the NYSE Listing Manual. Specifically, on July 10, 2023, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with an institutional investor (the “Investor”) for a registered direct offering (the “Offering”) of $340,000,000 in aggregate principal amount of senior convertible notes due 2025 (the “Notes”). The Notes have an original issue discount of approximately twelve percent (12%) resulting in gross proceeds to the Company of $300,000,000. All amounts due under the Notes are convertible at any time, in whole or in part, at the Investor’s option, into shares of our Class A Common Stock, at the initial conversion price of $7.80, which conversion price is subject to certain limitations. The Notes were offered pursuant to a prospectus supplement (the “Prospectus Supplement”) to our effective shelf registration statement on Form S-3 (Registration No. 333-261875). During the period beginning on July 10, 2024 and ending six months after July 10, 2024 (such six (6) month period, the “AIR Period”), and upon our filing of an additional prospectus supplement, indenture and supplemental indenture, if elected by the Investor, the Company may consummate additional closings of up to an additional $226,666,667 in aggregate principal amount of Notes due two years after the date of issuance (the “Investor AIR Notes”). If the Investor elects, during the AIR Period, to purchase the full $226,666,667 of Investor AIR Notes, the Company may, at its option, require the Investor to purchase up to an additional $113,333,333 of Notes due two years after the date of issuance (the “Issuer AIR Notes” and, together with the Investor AIR Notes, the “Additional Notes”). The Additional Notes will be convertible into shares of Class A Common Stock at an initial conversion price equal to 130% of the volume weighted average price (VWAP) for the Class A Common Stock on NYSE during the five (5) trading day period immediately preceding the date the Investor exercises such conversion option. Up to 586,206,896 shares of Class A Common Stock (the “Shares”) are issuable from time to time upon conversion or otherwise under the Notes and Additional Notes, assuming we issue the full amount of the Additional Notes and that both the Notes and Additional Notes are converted at the Floor Price (as defined in the Notes).

The number of shares of Class A Common Stock that will be issued in the Transaction cannot be conclusively determined as of the date of this proxy statement since this number will be based on, among other things, the consideration which the Investor elects to receive for the Notes and, if applicable, the Additional Notes. While the number of shares of Class A Common Stock that will be issued in the Transaction is uncertain, up to approximately 586,206,896 shares of Class A Common Stock may be issued in the Transaction, which would exceed the threshold set forth under Section 312.03 of the NYSE Listing Manual.

The Board has: (a) approved, adopted and ratified the consummation by the Company of the Transaction and (b) recommended that the Company’s stockholders approve the Proposals at the Special Meeting. Accordingly, the Board recommends that you vote “FOR” each of the Proposals.

The close of business on July 28, 2023 is the record date for determining stockholders who are entitled to receive notice of, and to vote at, the Special Meeting. This Notice of Special Meeting and the accompanying proxy statement are first being distributed on or about August 3, 2023. Our principal executive offices are located at 1888 Rosecrans Avenue, Manhattan Beach, California 90266.

To provide convenient access and promote attendance and participation at the Special Meeting, we will hold the Special Meeting virtually. Stockholders may attend the Special Meeting by logging in at www.virtualshareholdermeeting.com/FSR2023SM. Please see page 3 of this proxy statement for additional information regarding participation in the Special Meeting.

Your vote is very important to us. Please submit your proxy as soon as possible to ensure that your shares are represented at the Special Meeting.

You can ensure your shares are represented at the Special Meeting if you are a stockholder of record by promptly voting electronically over the Internet or by returning your completed proxy card in the pre-addressed, postage-paid return envelope, or, if your shares are held in street name, by returning your completed voting instruction card to your broker. The proxy is solicited on behalf of the Board.

Sincerely,

Henrik Fisker

Chairman of the Board, President and Chief Executive Officer

-i-

BACKGROUND

We are furnishing you this proxy statement (the “Proxy Statement”) in connection with a special meeting of the stockholders of the Company that will be held on Wednesday, August 30, 2023 at 8:00 a.m., Pacific Time (such meeting, including any adjournment or postponement thereof, the “Special Meeting”). The Special Meeting will be conducted online via live webcast.

The Special Meeting can be accessed via the Internet by visiting www.virtualshareholdermeeting.com/FSR2023SM. The information contained in, or that can be accessed through, our website is not a part of, or incorporated by reference in, this Proxy Statement.

Unless stated otherwise or the context indicates otherwise, references to “Fisker,” “we,” “us” and “our” are to the business of Fisker Inc., a Delaware corporation, and references to the “Company” are to Fisker Inc. alone.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are forward-looking and as such are not historical facts. These forward-looking statements include, without limitation, statements regarding future financial performance, business strategies, expansion plans, future results of operations, estimated revenues, losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on our management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “would” and variations thereof and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this report may include, for example, statements about:

•	our ability to grow and manage growth profitably;

•	our ability to continue to enter into binding contracts with OEMs or tier-one suppliers in order to execute on our business plan;

•	our ability to execute our business model, including market acceptance of our planned products and services;

•	our expansion plans and opportunities;

•	our expectations regarding future expenditures;

•	our ability to raise capital in the future;

•	our ability to attract and retain qualified employees and key personnel;

•	the possibility that we may be adversely affected by other economic, business or competitive factors;

•	changes in applicable laws or regulations;

•	the outcome of any known and unknown litigation and regulatory proceedings;

•

our ability to maintain the listing of our Class A Common Stock and Class B Common Stock, par value $0.00001 per share (“Class B Common Stock” and, together with Class A Common Stock, the “Common Stock”) on the NYSE;

•	the possibility that COVID-19 may adversely affect the results of our operations, financial position and cash flows; and

•	other factors described in this report, including those described in the section entitled “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2022.

The forward-looking statements contained in this report are based on our current expectations and beliefs concerning future developments and their potential effects on our business. There can be no assurance that future developments affecting our business will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2022. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time and it is not possible for us to predict all such risk factors, nor can we assess the effect of all such risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The following are answers to some questions that you, as a stockholder, may have regarding the Special Meeting and the Proposals. The Company urges you to carefully read the remainder of this Proxy Statement because the information in this section does not provide all the information that might be important to you with respect to the Special Meeting and the Proposals.

1.	Why am I receiving these proxy materials?

You are receiving this Proxy Statement and proxy card from the Company because, at the close of business on July 28, 2023, the record date for the Special Meeting, you were a holder of record of shares of Common Stock of the Company. This Proxy Statement describes the matters that will be presented for your consideration at the Special Meeting. It also gives you information concerning the matters to assist you in making an informed decision.

We are calling the Special Meeting to approve the Authorized Shares Proposal, the Stock Issuance Proposal and the Written Consent Proposal.

2.	What am I voting on?

The Company’s stockholders are being asked to approve:

•	a proposal to approve, for purposes of the rules of the NYSE, the potential issuance of more than 19.99% of the outstanding shares of Common Stock in the Transaction;

•

a proposal to adopt an amendment to the Company’s Charter to increase the total number of shares of Class A Common Stock that the Company will have authority to issue from 750,000,000 shares to 1,250,000,000 shares (the “Authorized Shares Charter Amendment”); and

•

a proposal to approve an amendment to the Company’s Charter to allow stockholders to act by written consent (the “Written Consent Charter Amendment” and together with the Authorized Shares Charter Amendment, the “Charter Amendment”).

The form of amendment implementing the Authorized Shares Proposal and the Written Consent Proposal is attached to this Proxy Statement as Annex A.

3.	What will happen if the Proposals are not approved?

Unless we obtain the approval of our stockholders in accordance with the rules and regulations of the NYSE, a maximum of 42,014,829 shares of our Class A Common Stock (19.99% of the outstanding shares of our Class A Common Stock on June 28, 2023) will be issuable upon conversion or otherwise pursuant to the terms of the Notes.

If we are unable to obtain approval of the Stock Issuance Proposal, we will be unable to issue shares of Class A Common Stock upon conversion of the Notes or Additional Notes, as applicable, to the extent such issuance would exceed 19.99% of the outstanding shares of our Class A Common Stock. If we are unable to obtain approval of the Authorized Shares Proposal, we will be unable to issue shares of Class A Common Stock upon conversion of the Notes or Additional Notes, as applicable, to the extent such issuance would exceed the total number of shares authorized pursuant to our Charter. If we are unable to issue shares of Class A Common Stock upon conversion of the Notes or Additional Notes, as applicable, on the terms currently contemplated, we may consider strategic alternatives to strengthen our liquidity position. These alternatives may include (subject to market conditions) capital markets transactions, repurchases, redemptions, exchanges or other refinancings of our existing debt, the potential issuance of equity securities, the potential sale of additional assets and businesses and/or other strategic transactions and/or other measures. These alternatives involve significant uncertainties, potential significant delays, costs and other risks, and there can be no assurance that any of these alternatives will be available on acceptable terms, or at all, in the current market environment or in the foreseeable future.

If the Written Consent Proposal is not approved, our stockholders will not be able to take action via written consent.

4.	Does the Board and the Company’s management support the Proposals?

The Board and the Company’s management support the Proposals and believe them to be in the best interests of the Company and our stockholders. Pursuant to that certain voting agreement dated as of July 11, 2023, entered into by and between Fisker and certain stockholders representing the majority of the voting power (the “Voting Agreement”), certain stockholders of the Company have agreed that they will vote in favor of the Proposals. As a result of these commitments, we expect that the Proposals will receive a sufficient number of votes at the Special Meeting to ensure that they are each approved. If the Proposals are not approved, we may need to consider other alternatives that may or may not be available to us to strengthen our liquidity position. These alternatives may include (subject to market conditions) capital markets transactions, repurchases, redemptions, exchanges or other refinancings of our existing debt, the potential issuance of equity securities, the potential sale of additional assets and businesses, or other strategic transactions and measures. These alternatives involve significant uncertainties, potential significant delays, costs and other risks, and there can be no assurance that any of these alternatives will be available on acceptable terms, or at all, in the current market environment or in the foreseeable future.

The Board recommends that you vote in favor of the Proposals at the Special Meeting.

5.	How will the Special Meeting be conducted?

The Special Meeting will be conducted online via live webcast. Stockholders may attend the meeting regardless of location.

6.	How can I participate in the Special Meeting?

The Special Meeting will be conducted virtually via live webcast available at www.virtualshareholdermeeting.com/FSR2023SM. You are entitled to participate in the Special Meeting if you were a stockholder on July 28, 2023 (the “Record Date”) or hold a valid proxy for the Special Meeting.

To be admitted to the Special Meeting via live webcast, you must enter the 16-digit control number found next to the label “Control Number” on your proxy card. If you do not have your 16-digit control number, you will be able to login as a guest but will not be able to vote your shares during the Special Meeting.

You may begin to log in to the meeting platform beginning at 7:45 a.m., Pacific Time, on August 30, 2023. The meeting will begin promptly at 8:00 a.m., Pacific Time, on August 30, 2023.

7.	What if I experience technical difficulties?

If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number posted on the Virtual Stockholder Meeting log in page. Technical support will be available starting at 7:45 a.m., Pacific Time on August 30, 2023.

8.	Who is entitled to vote at the Special Meeting?

Stockholders of record as of the close of business the Record Date are entitled to receive notice of, to attend and participate, and to vote at the Special Meeting. At the close of business on the Record Date, there were 210,834,088 shares of Class A Common Stock and 132,354,128 shares of Class B Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company (“Computershare”), you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials will be sent directly to you by Fisker.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Because you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Special Meeting. Beneficial owners must obtain a valid proxy from the organization that holds their shares and present it to Computershare at least three business (3) days in advance of the Special Meeting.

9.	Who is soliciting my vote pursuant to this Proxy Statement and who will bear the cost of this proxy solicitation?

The proxy for the Special Meeting is being solicited on behalf of our board of directors. We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but have the option to, retain a proxy solicitor. If you choose to access the proxy materials or vote via the Internet or by phone, you are responsible for any Internet access or phone charges you may incur.

10.	How can I vote my shares of Common Stock at the Special Meeting?

You may vote by mail or follow any alternative voting procedure (such as telephone or internet voting) described on your proxy card. To use an alternative voting procedure, follow the instructions on each Notice and/or proxy card that you receive. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may:

•	vote by telephone or through the internet - in order to do so, please follow the instructions shown on your Notice or proxy card;

•

vote by mail - if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the meeting in the pre-paid envelope provided; or

•

vote in person at the Special Meeting virtually - you may virtually attend and participate in the Special Meeting online at www.virtualshareholdermeeting.com/FSR2023SM and vote your shares electronically before the polls close during the Special Meeting. To participate and vote in the Special Meeting, you will need your 16-digit control number.

Votes submitted by telephone or through the internet must be received by 11:59 p.m. Eastern Time, on August 29, 2023. Submitting your proxy, whether by telephone, through the internet or by mail if you request or received a paper proxy card, will not affect your right to vote in person should you decide to attend and participate in the meeting virtually.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. Your vote is important. To ensure that your vote is counted, complete and mail the voting instruction card provided by your brokerage firm, bank, or other nominee as directed by your nominee. To electronically vote in person at the meeting online, you must obtain a legal proxy from your nominee. Follow the instructions from your nominee included with our proxy materials or contact your nominee to request a proxy form.

Your vote is important. Whether or not you plan to participate in the Special Meeting, we urge you to vote by proxy to ensure that your vote is counted.

11.	What are my voting choices?

You may vote “FOR” or “AGAINST” or you may “ABSTAIN” from voting on any proposal to be voted on at the Special Meeting. Your shares will be voted as you specifically instruct. If you sign your proxy card without giving specific instructions on how your shares are to be voted at the Special Meeting, your shares will be voted in accordance with the recommendation of the Board in favor of each Proposal presented at the Special Meeting.

12.	Can I change or revoke my vote after I return my proxy card?

You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Special Meeting.

If you are the stockholder of record, you may change your vote by:

•	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

•	providing a written notice of revocation to Fisker’s Corporate Secretary at Fisker Inc., 1888 Rosecrans Avenue, Manhattan Beach, California 90266, prior to your shares being voted; or

•

participating in the Special Meeting and voting electronically online at www.virtualshareholdermeeting.com/FSR2023SM. Participation alone at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at www.virtualshareholdermeeting.com/FSR2023SM.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

13.	What vote is required for approval of the Proposals?

The Bylaws provide that the holders of a majority in voting power of the issued and outstanding shares of the capital stock of the Company and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum for the transaction of business at the Special Meeting. Shares that are authorized to be voted on or to abstain on any matter presented at the Special Meeting, or that are held by stockholders who are present at the Special Meeting, are counted as present and entitled to vote and are therefore included for purposes of determining whether a quorum is present at the Special Meeting. If you hold your Class A Common Stock or Class B Common Stock through a broker, the broker may be prevented from voting shares held in your brokerage account if you have not given the broker voting instructions with respect to your shares (resulting in what is referred to as a “broker non-vote”). Thus, it is important that you vote your shares to ensure that they are represented on all matters presented at the Special Meeting. For each of the proposals, the applicable voting standard, the Board’s recommendation, and treatment of abstentions and broker non-votes are as follows:

Voting Item	Board Recommendation	Voting Standard	Treatment of Abstentions	Expected Treatment of Broker Non-Votes
Proposal 1 - Stock Issuance Proposal	FOR	Majority in voting power of votes cast by holders of Common Stock	No effect	No effect

Proposal 2 – Authorized Shares Proposal	FOR	Majority of the issued and outstanding shares of Common Stock	Same effect as a vote AGAINST the Proposal	Same effect as a vote AGAINST the Proposal

Proposal 3 - Written Consent Proposal	FOR	Majority of the issued and outstanding shares of Common Stock	Same effect as a vote AGAINST the Proposal	Same effect as a vote AGAINST the Proposal

Pursuant to the Voting Agreement, certain stockholders of the Company have agreed that they will vote in favor of the Proposals. As a result of these commitments, we expect that the Proposals will receive a sufficient number of votes at the Special Meeting to ensure that they are each approved.

14.	Am I entitled to dissenters’ rights or appraisal rights?

None of the Company’s stockholders are entitled to dissenters’ or appraisal rights with respect to any of the Proposals being submitted to the stockholders at the Special Meeting.

15.	What happens if I do not respond or if I respond and fail to indicate my voting preference?

If you fail to attend the Special Meeting or are not represented by proxy at the Special Meeting, your shares will not be counted toward establishing a quorum for the Special Meeting, which requires that stockholders holding at least a majority of the voting power of the shares of our issued and outstanding Class A Common Stock and our Class B Common Stock (voting together as a single class), entitled to vote are present at the Special Meeting or represented by proxy.

If you respond and do not indicate your voting preference, your shares will be voted in accordance with the recommendation of the Board in favor of each Proposal presented at the Special Meeting.

16.	Can I vote on other matters?

The Special Meeting has been called only to consider and vote on the approval of the Authorized Shares Proposal, the Stock Issuance Proposal and the Written Consent Proposal. Under the Bylaws, no other matters may be considered at the Special Meeting if they are not included in this Proxy Statement, which serves as the notice of the Special Meeting.

17.	Why were my proxy materials included in the same envelope as other people at my address?

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are Fisker stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Fisker that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, you may (1) notify your broker, (2) direct your written request to: Investor Relations, Fisker Inc., 1888 Rosecrans Avenue, Manhattan Beach, California 90266 or (3) contact our Investor Relations department by email at fisker_ir@fiskerinc.com. Stockholders who receive multiple copies of the Proxy Statement at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered.

18.	What do I need to do now?

We urge you to read this Proxy Statement carefully and then either vote online at www.virtualshareholdermeeting.com/FSR2023SM by following the voting instructions on the proxy card or mail your dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted in connection with the Special Meeting.

19.	Who can help answer my other questions?

If you have more questions on the Proposals or voting, or if you need additional copies of this Proxy Statement or the enclosed proxy card you should contact Fisker’s Corporate Secretary at Fisker Inc., 1888 Rosecrans Avenue, Manhattan Beach, California 90266.

PURPOSE OF THE SPECIAL MEETING; BACKGROUND OF THE PROPOSALS

Background

Fisker is building a technology-enabled, capital-light automotive business model that we believe will be among the first of its kind and aligned with the future state of the automotive industry. This involves innovations in vehicle development, customer experience, and sales and service that improve the personal mobility experience through technological innovation, ease of use and flexibility. The Company brings the legendary design and product development expertise of Henrik Fisker—the visionary behind such iconic vehicles as the BMW Z8 sports car and the famed Aston Martin DB9 and V8 Vantage—to deliver high quality, sustainable, affordable electric vehicles that create a strong emotional connection with customers. Central to our business model is the Fisker Flexible Platform Agnostic Design, a proprietary process that allows the design and development of a vehicle to be adapted to any given EV platform in the specific segment size. The process focuses on creating industry leading vehicle designs that can be adapted to match the crucial hard points on an EV platform initially developed by a third-party. This, combined with rapid decision-making, focused supply chain management and outsourced manufacturing, reduces development cost and time to market, creating a new business model for the industry and one that gives Fisker a significant advantage in bringing vehicles to market faster, more efficiently, and with more modern and advanced technology than many competitors.

We achieved several key milestones in May, June and July 2023, including (i) the opening of two customer facilities in Munich, Germany; (ii) the initiation of the production ramp up phase for the Fisker Ocean; (iii) the achievement by the all-electric Fisker Ocean Extreme with 20 inch wheels of an EPA estimated total range of 360 miles; (iv) the receipt by the Fisker Ocean Extreme of both an EPA Certificate of Conformity and a California Air Resources Board Executive Order; (v) the commencement of deliveries of the limited edition Fisker Ocean One in Europe and the United States; (vi) the production of 1,022 vehicles during the second quarter for customer deliveries as well as units designated for engineering and marketing use; (vii) the publishing of our inaugural Lifecycle Assessment report; and (viii) investing in additional battery pack capacity to protect the compressed manufacturing timeline this year and support higher volumes next year than originally anticipated.

Our focus during this initial industrialization phase is to ensure process readiness, tooling maturity, and completion of the Production Part Approval Process for Mass Production. Our suppliers are also subject to external factors that could impact their ability to ramp output due to some shortage of components to make parts for our vehicles. We continue to work with all of our suppliers and partners to provide technical support related to manufacturing optimization including adding shifts in some cases to increase production capacity to meet our production goals for 2023. As outlined previously our production forecasts are linked to supply chain readiness including component quality, long-lead time logistics from Asia and North America, assembly ramp up and part delivery timeliness and alignment.

Transaction

We offered the Notes pursuant to an indenture (as supplemented by the first supplemental indenture) with Wilmington Savings Fund Society, FSB, as trustee, dated as of July 11, 2023. The Notes are convertible into shares of our Class A Common Stock. The Notes were sold pursuant to the Prospectus Supplement, the indenture, the first supplemental indenture and the terms of the Securities Purchase Agreement. Up to 293,103,448 shares of our Class A Common Stock issuable from time to time upon conversion or otherwise under the Notes (including shares of our Class A Common Stock that may be issued as interest in lieu of cash payments upon a conversion by the Investor) were registered on the Prospectus Supplement filed with the SEC on July 10, 2023. If we issue the full amount of the Additional Notes, up to an additional 293,103,448 shares of our Class A Common Stock will be issuable from time to time upon conversion of otherwise under the Additional Notes. To obtain the number of shares of our Class A Common Stock issuable from time to time upon conversion or otherwise under the Notes or Additional Notes, as applicable, we have assumed that all payments under the Notes or Additional Notes, as applicable, will be made in shares of our Class A Common Stock, assuming amounts due on the applicable maturity date of the Notes or Additional Notes are deferred to the applicable maturity date and assuming a conversion price on such maturity date of the Floor Price of the Notes.

The description of the material terms of the Notes, the Additional Notes, the indenture and the first supplemental indenture is set forth in our Current Report on Form 8-K filed with the SEC on July 10, 2023, which is incorporated herein by reference. Such summary does not purport to be complete. Such summary is subject to and is qualified by reference to all the provisions of the Notes, the indenture, the first supplemental indenture, including the definitions of certain terms used therein. We urge you to read these documents and the Securities Purchase Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 10, 2023. You may request copies of the Notes, indenture, first supplemental indenture and Securities Purchase Agreement as set forth under the caption “Where You Can Find More Information.” If we issue Additional Notes, we will file an additional prospectus supplement, indenture and supplemental indenture.

Recommendation of the Board

The Board (a) approved, adopted and ratified the consummation by the Company of the Transaction; and (b) recommended that the Company’s stockholders approve the Proposals at the Special Meeting.

The Board recommends that you vote “FOR” each of the Proposals.

PROPOSAL 1—THE STOCK ISSUANCE PROPOSAL

The Board approved and recommends that the Company’s stockholders adopt a proposal to approve, for purposes of the rules of NYSE, the potential issuance of more than 19.99% of the outstanding shares, of Class A Common Stock in the Transaction.

Reason for Request for Stockholder Approval

The Class A Common Stock is listed on NYSE and, as a result, the Company is subject to the rules and regulations of NYSE. Section 312.03 of the NYSE Listing Manual requires an issuer to obtain stockholder approval prior to the issuance of common stock in any transaction or series of related transactions, if, among other things: (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock; or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of common stock.

The approval of the Company’s stockholders is required because, in the event that the Investor elects to convert the Notes or Additional Notes, as applicable, the Company will be required to issue more than 19.99% of its currently outstanding Class A Common Stock in the Transaction.

The additional shares of Class A Common Stock that are proposed to be issued pursuant to the Transaction will have the same rights and privileges as the shares of Class A Common Stock currently authorized and outstanding. Holders of Common Stock are not entitled to preemptive rights to purchase Class A Common Stock or other securities or to cumulative voting rights in relation to the proposed issuance of shares of Class A Common Stock in connection with the Transaction.

The Board believes that authorizing the issuance of additional shares of Class A Common Stock in the Transaction is fair to and in the best interests of the Company and the Company’s stockholders. For more information on the Transaction see, “Purpose of the Special Meeting; Background of the Proposals.”

Effect of Vote in Favor for the Stock Issuance Proposal

A vote in favor of the Stock Issuance Proposal is a vote in favor of approving, for purposes of the rules of the NYSE, the issuance of shares of Class A Common Stock in the Transaction in an amount that exceeds 19.99% of its currently outstanding Class A Common Stock before the issuance of the Class A Common Stock. Approval of the Stock Issuance Proposal will allow us to, subject to the satisfaction of other conditions (including the approval of the Authorized Shares Proposal), issue shares of Class A Common Stock upon conversion of the Notes or Additional Notes, as applicable.

Approval of the Stock Issuance Proposal will not affect the rights of current holders of outstanding shares of Class A Common Stock. Approval will, however, allow us to, subject to the satisfaction of other conditions, issue a significant number of additional shares of Class A Common Stock. In the event that the Notes or Additional Notes are converted into shares of Class A Common Stock, the issuance of such shares is expected to cause a significant dilution in the relative percentage interests of our current stockholders. Sales of substantial amounts of Class A Common Stock in the public market, or the perception that these sales could occur, coupled with the increase in the outstanding number of shares of Class A Common Stock relative to shares of Class A Common Stock outstanding as of June 28, 2023, could cause the market price of Class A Common Stock to decline. See “Security Ownership of Certain Beneficial Owners and Management” and “Risk Factors.”

Effect of Not Obtaining Required Vote for Approval of the Stock Issuance Proposal

If we are unable to obtain approval of the Stock Issuance Proposal, we will be unable to issue shares of Class A Common Stock upon conversion of the Notes or Additional Notes, as applicable, to the extent such issuance would exceed 19.99% of the outstanding shares of our Class A Common Stock. If we are unable to issue shares of Class A Common Stock upon conversion of the Notes or Additional Notes, as applicable, on the terms currently contemplated, we may consider strategic alternatives to strengthen our liquidity position. These alternatives may include (subject to market conditions) capital markets transactions, repurchases, redemptions, exchanges or other refinancings of our existing debt, the potential issuance of equity securities, the potential sale of additional assets and businesses and/or other strategic transactions and/or other measures. These alternatives involve significant uncertainties, potential significant delays, costs and other risks, and there can be no assurance that any of these alternatives will be available on acceptable terms, or at all, in the current market environment or in the foreseeable future.

Required Vote

Approval of the Stock Issuance Proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast by holders of Common Stock. Abstentions and broker non-votes, if any, will have no effect on the vote on the Stock Issuance Proposal.

Pursuant to the Voting Agreement, certain stockholders of the Company have agreed that they will vote in favor of the Stock Issuance Proposal. As a result of these commitments, we expect that the Stock Issuance Proposal will receive a sufficient number of votes at the Special Meeting to ensure that it is approved.

Recommendation of the Board

THE BOARD RECOMMENDS YOU VOTE “FOR” APPROVAL OF THE STOCK ISSUANCE PROPOSAL.

PROPOSAL 2—THE AUTHORIZED SHARES PROPOSAL

The Board approved and recommends that the Company’s stockholders approve a proposal to amend the Charter, in the form attached to this Proxy Statement as Annex A, to increase the total number of shares of Class A Common Stock that the Company will have authority to issue from 750,000,000 shares to 1,250,000,000 shares.

Reason for Request for Stockholder Approval

Article IV of the Charter currently authorizes the Company to issue 915,000,000 shares of total capital stock, comprising 750,000,000 shares of Class A Common Stock, 150,000,000 shares of Class B Common Stock and 15,000,000 shares of preferred stock, par value $0.00001 per share (the “Preferred Stock”). As of June 28, 2023, there were 210,179,237 shares of Class A Common Stock issued and outstanding.

The Transaction contemplates the issuance of up to approximately 586,206,896 shares of Class A Common Stock upon conversion or otherwise under the Notes and Additional Notes, assuming we issue the full amount of the Additional Notes and that both the Notes and Additional Notes are converted at the Floor Price. The number of shares that will be issued in the Transaction will depend on, among other things, the consideration which the Investor elects to receive, the consideration which the Company elects to use to make amortization payments under the Note and the conversion price for either of those instances.

The increase in authorized shares of Class A Common Stock will enable the Company to have the reserves required pursuant to the terms of the Securities Purchase Agreement and the Note. We have not proposed the increase in the authorized number of shares of Class A Common Stock with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

The form of amendment implementing the Charter Amendment is attached to this Proxy Statement as Annex A.

Effect of Vote in Favor of the Authorized Shares Proposal

If the Authorized Shares Proposal is approved by the Company’s stockholders, the Company intends to file the Charter Amendment with the Secretary of State of Delaware as soon as practicable thereafter. The Board may, at any time prior to effectiveness, abandon the Charter Amendment without further action by the stockholders or the Board (even if the requisite stockholder vote is obtained).

Adoption of the Charter Amendment would increase the number of shares of Class A Common Stock that the Company will have authority to issue from 750,000,000 shares to 1,250,000,000 shares and, as a result, increase the number of shares of capital stock that the Company will have authority to issue from 915,000,000 shares to 1,415,000,000 shares. The number of shares of Class B Common Stock and Preferred Stock that the Company is authorized to issue would remain 150,000,000 shares and 15,000,000 shares, respectively. The Charter Amendment would amend and restate the text of Article IV of the Charter to read in full as follows:

“The total number of shares of all classes of stock that the Corporation has authority to issue is 1,415,000,000, consisting of three classes: 1,250,000,000 shares of Class A Common Stock, $0.00001 par value per share (“Class A Common Stock”), 150,000,000 shares of Class B Common stock, $0.00001 par value per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) and 15,000,000 shares of Preferred Stock, $0.00001 par value per share (“Preferred Stock”).”

The additional shares of Class A Common Stock authorized by the Charter Amendment would become part of the existing class of the Class A Common Stock and, if and when issued, would have the same rights and privileges as the shares of Class A Common Stock currently authorized and outstanding. The Charter Amendment will not affect the par value of the Class A Common Stock, which will remain at $0.00001 per share. The additional shares of Class A Common Stock authorized by the Charter Amendment would not (and the shares of Class A Common Stock currently outstanding do not) entitle the holders thereof to preemptive rights to purchase Class A Common Stock or other securities or to cumulative voting rights.

Approval of the Authorized Shares Proposal will allow us to, subject to the satisfaction of other conditions (including the approval of the Stock Issuance Proposal), have the reserves required pursuant to the terms of the Securities Purchase Agreement and the Note to issue the shares of Class A Common Stock underlying the Notes and the Additional Notes.

Effect of Not Obtaining Required Vote for Approval of the Authorized Shares Proposal

If we are unable to obtain approval of the Authorized Shares Proposal, we will be unable to issue shares of Class A Common Stock upon conversion of the Notes or Additional Notes, as applicable, to the extent such issuance would exceed the total number of shares authorized pursuant to our Charter. If we are unable to issue shares of Class A Common Stock upon conversion of the Notes or Additional Notes, as applicable, on the terms currently contemplated, we may consider strategic alternatives to strengthen our liquidity position. These alternatives may include (subject to market conditions) capital markets transactions, repurchases, redemptions, exchanges or other refinancings of our existing debt, the potential issuance of equity securities, the potential sale of additional assets and businesses and/or other strategic transactions and/or other measures. These alternatives involve significant uncertainties, potential significant delays, costs and other risks, and there can be no assurance that any of these alternatives will be available on acceptable terms, or at all, in the current market environment or in the foreseeable future.

Required Vote

Approval of the Authorized Shares Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding Common Stock entitled to vote thereon. Abstentions and broker non-votes, if any, will have the same effect as a vote AGAINST the Authorized Shares Proposal.

Pursuant to the Voting Agreement, certain stockholders of the Company have agreed that they will vote in favor of the Authorized Shares Proposal. As a result of these commitments, we expect that the Authorized Shares Proposal will receive a sufficient number of votes at the Special Meeting to ensure that it is approved.

Recommendation of the Board

THE BOARD RECOMMENDS YOU VOTE “FOR” APPROVAL OF THE AUTHORIZED SHARES PROPOSAL.

PROPOSAL 3 – THE WRITTEN CONSENT PROPOSAL

The Board approved and recommends that the Company’s stockholders approve a proposal to amend the Charter, in the form attached to this Proxy Statement as Annex A, to permit stockholders to act by written consent.

Stockholder Approval Considerations

Section 228(a) of the Delaware General Corporation Law provides that unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The Written Consent Proposal would permit stockholder action by written consent at any time during which the outstanding shares of our Class B Common Stock represent a majority of the combined voting power of our Common Stock. The Written Consent Proposal would prohibit stockholder action by written consent effective upon such time as the outstanding shares of our Class B Common Stock represent less than a majority of the combined voting power of our Common Stock.

The Board recognizes that the use of written consents gives stockholders the flexibility of adopting resolutions without the expense of a stockholders’ meeting. The Board believes that authorizing stockholder action via written consent is fair to, and in the best interests of, the Company and the Company’s stockholders.

The form of amendment implementing the Charter Amendment is attached to this Proxy Statement as Annex A.

Effect of Vote in Favor of the Written Consent Proposal

If the Written Consent Proposal is approved by the Company’s stockholders, the Company intends to file the Charter Amendment with the Secretary of State of Delaware as soon as practicable thereafter. The Board may, at any time prior to effectiveness, abandon the Charter Amendment without further action by the stockholders or the Board (even if the requisite stockholder vote is obtained).

Required Vote

Approval of the Written Consent Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding Common Stock entitled to vote thereon. Abstentions and broker non-votes, if any, will have the same effect as a vote AGAINST the Written Consent Proposal.

Recommendation of the Board

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE WRITTEN CONSENT PROPOSAL.

RISK FACTORS

In addition to the other information included in this Proxy Statement, you should read and carefully consider the following risks before deciding how to vote on the Proposals to be considered and voted upon at the Special Meeting. In addition, you should read and consider the risks associated with the businesses of the Company found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, particularly under the caption “Risk Factors,” as may be updated by any of the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC. See “Cautionary Note Regarding Forward-Looking Statements” and “Additional Information—Where You Can Find More Information.”

Our Class B Stockholders have the most significant voting power in the Company and have interests in the Transaction that are different from, or in addition to, the interests of the other stockholders.

Shares of our Class B Common Stock have 10 votes per share, while shares of our Class A Common Stock have one vote per share. Henrik Fisker and Dr. Geeta Gupta-Fisker, Fisker’s co-founders, members of our Board of Directors and Chief Executive Officer and Chief Financial Officer, respectively, hold all of the issued and outstanding shares of our Class B Common Stock. Accordingly, Mr. Fisker and Dr. Gupta-Fisker hold greater than 85% of the voting power of Fisker’s capital stock on an outstanding basis and are able to control matters submitted to its stockholders for approval. So long as the Class B Stockholders retain their voting power, they will continue to have the ability to influence, directly or indirectly, and subject to applicable law, all matters affecting us, including:

•	any determination with respect to our business direction and policies, including the appointment and removal of officers and directors;

•	any determinations with respect to mergers, business combinations, disposition of assets and any future refinancing or restructuring transaction;

•	compensation and benefit programs and other human resources policy decisions;

•	the payment of dividends on Common Stock; and

•	determinations with respect to tax matters.

Since the interests of the Class B Stockholders may differ from ours or from those of the Company’s other stockholders, actions that the Class B Stockholders take with respect to us, as the Company’s controlling stockholders, may not be favorable to us or our other stockholders, including holders of Class A Common Stock.

The Board was aware of and considered these interests, among other matters, in evaluating the Transaction and (a) approved, adopted and ratified the consummation by the Company of the Transaction and (b) recommended that the Company’s stockholders approve the Proposals at the Special Meeting.

Controlling stockholders may exert influence over our management and affairs and control over votes requiring stockholder approval.

Certain stockholders own a significant portion of our Common Stock. Therefore, these entities may be able to exert influence over our management and policies and may have significant voting influence on votes requiring stockholder approval. This concentration of ownership may also have the effect of delaying, preventing or deterring a change of control of us, could deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of us and might ultimately affect the market price of our common stock, should a market for our common stock develop.

The market price of shares of Class A Common Stock may decline in the future as a result of the sale of Class A Common Stock held by the Investor or other current holders of Class A Common Stock.

The Investor may receive a substantial number of shares of Class A Common Stock. The Investor may seek to sell their shares. Other stockholders may also seek to sell the shares of Class A Common Stock held by them following, or in anticipation of, completion of the Transaction. Sales of substantial amounts of Class A Common Stock in the public market, or the perception that these sales could occur, coupled with the increase in the outstanding number of shares of Class A Common Stock relative to shares of Class A Common Stock outstanding as of the date of this Proxy Statement, could cause the market price of Class A Common Stock to decline.

The terms of the Notes restrict our current and future operations, particularly our ability to respond to changes or take certain actions, including some of which may affect completion of our strategic plan.

The Notes contain a number of restrictive covenants that impose operating and financial restrictions on us and may limit our ability to engage in acts that may be in our long-term best interest, including restrictions on our ability to incur indebtedness, incur liens, enter into mergers or consolidations, dispose of assets, enter into affiliate transactions, pay dividends, make acquisitions and make investments, loans and advances.

These restrictions may affect our ability to execute on our business strategy, limit our ability to raise additional debt or equity financing to operate our business, including during economic or business downturns, and limit our ability to compete effectively or take advantage of new business opportunities.

The Company has incurred, and will continue to incur, significant costs in connection with the Transaction, which may be in excess of those anticipated by the Company.

The Company has incurred and will continue to incur substantial non-recurring costs and expenses in connection with the Transaction. These costs and expenses include, without limitation, expenses associated with its entry into the definitive documentation, costs and expenses of printing and mailing this Proxy Statement, and financial and legal advisory and other professional fees incurred related to the Transaction. Furthermore, the cost to the Company of defending any potential litigation or other proceeding relating to the Transaction could be substantial. These costs and expenses, as well as other unanticipated costs and expenses, could have an adverse effect on our financial condition and operating results.

The market price of shares of Class A Common Stock will continue to fluctuate.

The market price of shares of Class A Common Stock has fluctuated significantly in response to numerous factors and will continue to fluctuate, and holders of the Company’s Common Stock could lose some or all of the value of their investment.

The number of shares of Class A Common Stock that will be issued in the Transaction cannot be conclusively determined as of the date of this Proxy Statement since this number will be based on, among other things, the consideration which the Investor elects to receive for the Notes and, if applicable, the Additional Notes. While the number of shares of Class A Common Stock that will be issued in the Transaction is uncertain, the issuance of shares upon conversion of the Notes in accordance with the terms thereof is expected to cause a significant dilution in the relative percentage interests of the Company’s stockholders and may lead to volatility in the price of shares of Class A Common Stock.

In addition, the stock market has experienced significant price and volume fluctuations in recent times, which, if they continue to occur, could have a significant adverse effect on the market for, or liquidity of, the shares of Class A Common Stock, regardless of the Company’s actual operating performance. Furthermore, the market price of shares of Class A Common Stock may fluctuate significantly in response to various factors, including, without limitation:

•	our ability to develop, manufacture and obtain required regulatory approvals for a car of sufficient quality and appeal to customers on schedule and on a large scale;

•	our reliance on our relationships with suppliers and service providers for the parts and components in our vehicles, as well as for the manufacture of our initial vehicles;

•	our ability to obtain commitments from one or more automotive suppliers or alternative arrangements with a number of component suppliers, and manufacturers;

•	our failure to successfully develop complex software and technology systems in coordination with vendors and suppliers in order to reach production for our electric vehicles;

•	our limited operating history and significant challenges we may face as a new entrant into the automotive industry;

•	our inability to timely procure the design, manufacture, regulatory approval, launch and financing of our vehicles;

•	our history of losses, and the expectation to incur significant expenses and continuing losses in the future;

•

our inability to estimate the supply and demand for our vehicles, which could result in a variety of inefficiencies in our business and hinder our ability to generate revenue, and our inability to accurately predict our manufacturing requirements, we could incur additional costs or experience delays;

•	our inability to generate sufficient amount of capital; and

•	our failure to comply with motor vehicle standards and failure to satisfy such mandated safety standards.

We are an early stage company with a history of losses, and expect to incur significant expenses and continuing losses in the future.

We have incurred a net loss since our inception. We believe that we will continue to incur operating and net losses each quarter until at least the time we begin significant deliveries of our vehicles. Even if we are able to successfully develop and sell or lease our vehicles, there can be no assurance that we will be commercially successful.

We expect we will incur losses in future periods as we, among other things, design, develop and manufacture our vehicles; build up inventories of parts and components for our vehicles; increase our sales and marketing activities, including opening new Fisker Experience Centers; develop our distribution infrastructure; and increase our selling, general and administrative functions to support our growing operations. We may find that these efforts are more expensive than we currently anticipate or that these efforts may not result in revenues, which would further increase our losses.

In certain instances, NYSE may delist the Class A Common Stock from quotation on its exchange, which could limit investors’ ability to sell and purchase our securities and subject us to trading restrictions.

The Class A Common Stock is currently listed on the NYSE under the trading symbol “FSR.” However, if the price of shares of Class A Common Stock drops and if the average closing price of shares of Class A Common Stock is less than $1.00 over a consecutive 30 trading-day period the Class A Common Stock may be suspended and/or delisted in accordance with Section 802.01C of the NYSE’s Listed Company Manual. If the Class A Common Stock is not listed on the NYSE, including at any time after the consummation of the Transaction, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity;

•

a determination that the Class A Common Stock is a “penny stock” which will require brokers trading in our shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for the Class A Common Stock;

•	a limited amount of news and analyst coverage for our company; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

If the Class A Common Stock becomes subject to the penny stock rules, it would become more difficult to trade our shares.

The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or authorized for quotation on certain automated quotation systems, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. If we do not retain a listing on the NYSE, and if the price of the Class A Common Stock is less than $5.00, the Class A Common Stock will be deemed a penny stock. The penny stock rules require a broker-dealer, before a transaction in a penny stock not otherwise exempt from those rules, to deliver a standardized risk disclosure document containing specified information. In addition, the penny stock rules require that before effecting any transaction in a penny stock not otherwise exempt from those rules, a broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive (i) the purchaser’s written acknowledgment of the receipt of a risk disclosure statement; (ii) a written agreement to transactions involving penny stocks; and (iii) a signed and dated copy of a written suitability statement. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for the Class A Common Stock, and therefore our stockholders may have difficulty selling their shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of June 28, 2023 by:

•	each stockholder known by us to be the beneficial owner of more than 5% of our Class A Common Stock or Class B Common Stock;

•	each of our directors;

•	each of our named executive officers for the year ended December 31, 2022; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned by them, subject to community property laws where applicable. Shares of our Common Stock subject to stock options or warrants that are currently exercisable or exercisable, and restricted stock units that vest, within 60 days of June 28, 2023 are deemed to be outstanding and to be beneficially owned by the person holding the stock options or warrants for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage ownership of our common stock is based on 210,179,237 shares of our Class A Common Stock and 132,354,128 shares of our Class B Common Stock outstanding on June 28, 2023. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Fisker Inc., 1888 Rosecrans Avenue, Manhattan Beach, California 90266.

	Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock		RSUs, Options or Warrants Underlying Class A Common Stock Exercisable within 60 days	Aggregate Number of Shares Beneficially Owned	Total Voting%†	Total Ownership%
Name of Beneficial Owner	Shares	Outstanding % of Class	Shares	Outstanding % of Class
5% Stockholders
BlackRock, Inc. (1)	12,362,295	5.9%				12,362,295	*	3.6%
Magna International Inc. (2)					19,474,454	19,474,454	1.3%	5.4%
Spartan Energy Acquisition Sponsor LLC (3)	14,979,307	7.1%				14,979,307	1.0%	4.4%
The Vanguard Group (4)	15,313,592	7.3%				15,313,592	1.0%	4.5%
FIFTHDELTA LTD (5)	17,575,669	8.4%				17,575,669	1.1%	5.1%
Named Executive Officers and Directors
Henrik Fisker (6)	858,218	*	66,177,064	50.0%	14,831,995	81,867,237	43.7%	22.9%
Dr. Geeta Gupta-Fisker (6)	858,218	*	66,177,064	50.0%	14,831,995	81,867,237	43.7%	22.9%
Wendy J. Greuel (7)	85,507	*			12,882	98,389	*	*
Mark E. Hickson (8)	126,612	*			12,599	139,211	*	*
William R. McDermott (9)	93,071	*			11,750	104,821	*	*
Roderick K. Randall (10)	2,251,681	1.1%			221,457	2,473,138	*	*

	Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock		RSUs, Options or Warrants Underlying Class A Common Stock Exercisable within 60 days	Aggregate Number of Shares Beneficially Owned	Total Voting%†	Total Ownership%
Name of Beneficial Owner	Shares	Outstanding % of Class	Shares	Outstanding % of Class
Nadine I. Watt (11)	446,275	*			10,755	457,030	*	*
Mitchell S. Zuklie (12)	143,884	*			2,127	146,011	*	*
Dr. Burkhard Huhnke (13)	25,493	*			312,365	337,858	*	*
John C. Finnucan IV (14)	27,754	*			29,877	57,631	*	*
All executive officers and directors as a group (10 persons)	4,058,495	1.9%	132,354,128	100.0%	15,445,847	151,858,470	86.7%	42.4%

*	Less than one percent.
†

Percentage of total voting power represents voting power with respect to all shares of Class A Common Stock and Class B Common Stock, as a single class. Each share of Class B Common Stock is entitled to ten votes per share and each share of Class A Common Stock is entitled to one vote per share.

(1)

Based solely upon a Schedule 13G/A filed by BlackRock, Inc, (“BlackRock”) with the SEC on February 1, 2023, BlackRock has sole voting power as to 12,159,924 shares of Class A Common Stock and sole dispositive power as to 12,362,295 shares of Class A Common Stock. The business address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(2)

Consists of warrants to purchase 19,474,454 shares of Class A Common Stock which vest subject to certain milestones. At December 31, 2022, Magna satisfied the first and second milestones and we capitalized costs as an intangible asset representing the future economic benefit to Fisker Inc. As of December 31, 2022, we determined that the third milestone is probable of achievement and capitalized a portion of the award’s fair value corresponding to the service period beginning at the grant date and ending in the second quarter of 2023. As of the Record Date, this security holder had not exercised the warrants to purchase the shares. The business address for this security holder is 337 Magna Drive, Aurora, Ontario, L4G 7K1, Canada.

(3)

Spartan Energy Acquisition Sponsor LLC (our former Sponsor) is the record holder of the shares reported herein. Geoffrey Strong is the Chief Executive Officer of our former Sponsor. Mr. Strong may be deemed to have or share beneficial ownership of the Common Stock and Private Warrants held directly by our former Sponsor. In addition, AP Spartan Energy Holdings, L.P., a wholly owned indirect subsidiary of alternative investment vehicles of Apollo Natural Resources Partners II, L.P. (“ANRP II”), directly owns all of the limited liability company interests of our former Sponsor. Accordingly, ANRP II may be deemed to have or share beneficial ownership of the Common Stock and Private Warrants held directly by our former Sponsor.

(4)

Based solely upon a Schedule 13G/A filed with the SEC on February 9, 2023, The Vanguard Group (“Vanguard”) has sole dispositive power as to 14,854,281 shares of Class A Common Stock. In addition, of the shares of Class A Common Stock beneficially owned, Vanguard has shared voting power as to 296,866 shares of Class A Common Stock and shared dispositive power as to 459,311 shares of Class A Common Stock. The business address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(5)

Based solely upon a Schedule 13G/A filed by FIFTHDELTA LTD (“FIFTHDELTA”) with the SEC on February 13, 2023, FIFTHDELTA has shared voting and dispositive power as to 17,575,669 shares of Class A Common Stock. The business address of FIFTHDELTA is 15 Sackville Street, 1st Floor, London W1S 3DJ, United Kingdom.

(6)

Consists of (i) 66,177,064 shares of Class B Common Stock, (ii) 629,218 shares of Class A Common Stock held by the Mayfair Trust, (iii) 229,000 shares of Class A Common Stock held by the Fisker Foundation, and (iv) 14,831,955 shares of Class A Common Stock issuable upon the exercise of stock options held by the Mayfair Trust that are exercisable within 60 days of June 28, 2023. Mr. Fisker and Dr. Gupta-Fisker share voting and dispositive power with respect to the shares held by the Mayfair Trust and the Fisker Foundation and may be deemed to beneficially own the shares of Class A Common Stock held by the Mayfair Trust and the Fisker Foundation.
(7)

Consists of (i) 1,355 shares of Class A Common Stock held by the Greuel-Schramm Living Trust, of which Ms. Greuel is co-trustee, (ii) 84,152 shares of Class A Common Stock held by Ms. Greuel and (iii) 12,882 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable, and restricted stock units that vest, within 60 days after June 28, 2023.

(8)

Consists of (i) 126,612 shares of Class A Common Stock and (ii) 12,559 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable, and restricted stock units that vest, within 60 days after June 28, 2023.

(9)

Consists of (i) 93,071 shares of Class A Common Stock and (ii) 11,750 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable, and restricted stock units that vest, within 60 days after June 28, 2023.

(10)

Consists of (i) 2,251,681 shares of Class A Common Stock and (ii) 221,457 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable, and restricted stock units that vest, within 60 days after June 28, 2023.

(11)

Consists of (i) 366,690 shares of Class A Common Stock held by the Nadine Watt Jameson Family Trust, of which Ms. Watt is the trustee, (ii) 79,585 shares of Class A Common Stock held by Ms. Watt and (iii) 10,755 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable, and restricted stock units that vest, within 60 days after June 28, 2023. Ms. Watt is the sole trustee of the Nadine Watt Jameson Family Trust and holds sole voting and dispositive power with respect to the shares held of record by Nadine Watt Jameson Family Trust.

(12)	Consists of (i) 143,884 shares of Class A Common Stock and (ii) 2,127 shares of Class A Common Stock issuable upon restricted stock units that vest within 60 days after June 28, 2023.
(13)

Consists of (i) 25,493 shares of Class A Common Stock and (ii) 312,365 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable, and restricted stock units that vest, within 60 days after June 28, 2023.

(14)

Consists of (i) 27,754 shares of Class A Common Stock and (ii) 29,877 shares Class A Common Stock issuable upon the exercise of stock options that are exercisable, and restricted stock units that vest, within 60 days after June 28, 2023.

ADDITIONAL INFORMATION

Annual Meeting Advance Notice Requirements and Stockholder Proposals

The Bylaws establish an advance notice procedure for stockholders wishing to directly nominate a director candidate or to present business to be conducted at the Company’s 2024 annual meeting of stockholders (“2024 Annual Meeting”). Among other things, in order for a stockholder to nominate a director candidate or to present a proposal at the 2024 Annual Meeting, the stockholder must deliver written notice of the nomination or proposal to the Company, or such notice must be mailed and received by the Company, no earlier than February 7, 2024, and no later than March 8, 2024, and the written notice must have complied with the requirements set forth in the Bylaws. However, if the date of the 2024 Annual Meeting is advanced by more than 30 days prior to, or delayed by more than 60 days after, the one-year anniversary of the date of the Company’s 2023 annual meeting of stockholders, then notice must be delivered or mailed and received no earlier than the 120th day prior to the 2024 Annual Meeting and no later than the 90th day prior to the 2024 Annual Meeting, or if later, the 10th day following the day on which public announcement of the date of such annual meeting is first made. For the nomination of a director candidate, the notice must contain prescribed information about the candidate and about the stockholder proposing the candidate, in accordance with the requirements set forth in the Bylaws.

In addition to satisfying the requirements of the Bylaws, including the notice deadlines set forth above and therein, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.

The Nominating and Corporate Governance Committee and the Board will consider director nominees properly recommended by stockholders and will evaluate each nominee based on the selection criteria listed in the Company’s corporate governance guidelines.

Stockholder Proposals under Rule 14a-8

Stockholders wishing to include a proposal in the proxy statement for the 2024 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must have timely delivered such proposal in writing to the Company by no later than December 29, 2023. Any such proposal must comply with the requirements of Rule 14a-8 under the Exchange Act.

Other Matters

According to our Bylaws, no business may be transacted at the Special Meeting other than the business specified in the notice of the Special Meeting.

Where You Can Find More Information

The Company files annual, quarterly, current reports and other information with the SEC. You may read and copy any document that the Company files with the SEC at the SEC’s website at www.sec.gov and on our website at investors.fiskerinc.com. The information found on, or that can be accessed from or that is hyperlinked to, our website is not a part of, or incorporated by reference in, this Proxy Statement. We are responsible for the information in this Proxy Statement and we have not authorized anyone else to provide you with information that is different or additional to the information provided in this Proxy Statement. You should not assume that the information in this Proxy Statement is accurate as of any date other than the mailing date of this Proxy Statement.

Incorporation by Reference

We are incorporating by reference specified documents that we file with the SEC, which means that incorporated documents are considered part of this Proxy Statement. We are disclosing important information to you by referring you to those documents. Information we subsequently file with the SEC will automatically update and supersede information contained in this Proxy Statement and in our other filings with the SEC. This Proxy Statement incorporates by reference the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on March 1, 2023.

ANNEX A

CERTIFICATE OF AMENDMENT TO THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

FISKER INC.

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

[●], 2023

FISKER INC. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1.	The name of the Corporation is Fisker Inc.

2.

The original Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware (the “Delaware Secretary”) on October 13, 2017 under the name “Nike Energy Acquisition Corp.” The Second Amended and Restated Certificate of Incorporation of the Corporation was filed with the Delaware Secretary on October 29, 2020.

3.	This Amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation was duly adopted in accordance with Section 242 of the DGCL.

4.	This Amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation amends the Second Amended and Restated Certificate of Incorporation of the Corporation.

5.	The text of Article IV, Section 1.1 of the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read in full as follows:

The total number of shares of all classes of stock that the Corporation has authority to issue is 1,415,000,000 shares, consisting of three classes: 1,250,000,000 shares of Class A Common Stock, $0.00001 par value per share (“Class A Common Stock”), 150,000,000 shares of Class B Common Stock, $0.00001 par value per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) and 15,000,000 shares of Preferred Stock, $0.00001 par value per share (“Preferred Stock”).

6.	The text of Article IX of the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read in full as follows:

Section 1.    Subject to the rights of any series of Preferred Stock then outstanding, any action required or permitted to be taken by the stockholders of the Corporation may be effected at a duly called annual or special meeting of stockholders of the Corporation.

Section 2.    At any time during which the outstanding shares of the Corporation’s Class B Common Stock represent a majority of the combined voting power of the Corporation’s Common Stock, subject to the rights of any series of Preferred Stock then outstanding, any action required or permitted to be taken by the stockholders of the Corporation at a meeting may be effected by written consent of such stockholders in compliance with Section 228 of the Delaware General Corporation Law in lieu of a meeting. Following the time at which the outstanding shares of the Corporation’s Class B Common Stock represent less than a majority of the combined voting power of the Corporation’s Common Stock, subject to the rights of any series of Preferred Stock then outstanding, no action shall be taken by the stockholders of the Corporation except at a duly called annual or special meeting of stockholders, and no action shall be taken by the stockholders of the Corporation by written consent in lieu of a meeting.

A-1

Section 3.    Special meetings of stockholders of the Corporation may be called only by the Chairperson of the Board, the Chief Executive Officer or the Board acting pursuant to a resolution adopted by a majority of the Whole Board, and may not be called by any other person or persons. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.

Section 4.    Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner and to the extent provided in the Bylaws.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Second Amended and Restated Certificate of Incorporation to be duly executed by an authorized officer this [●] day of [●], 2023.

FISKER INC.

By:
Name:	Henrik Fisker
Title:	Chairman of the Board, President and Chief Executive Officer

A-2

FISKER INC. 1888 ROSECRANS AVENUE MANHATTAN BEACH, CA 90266 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FSR2023SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V21276-S71570 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY FISKER INC. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 1. To approve, for purposes of the rules of the New York Stock Exchange, the potential issuance of more than 19.99% of the Company’s outstanding shares of Class A Common Stock, par value $0.00001 per share (the “Class A Common Stock”), in the Transaction. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To adopt an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to increase the total number of shares of Class A Common Stock that the Company will have authority to issue from 750,000,000 shares to 1,250,000,000 shares. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 3. To approve an amendment to the Company’s Charter to allow stockholders to act by written consent. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. V21277-S71570 FISKER INC. Special Meeting of Stockholders August 30, 2023 8:00 AM Pacific Time This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Henrik Fisker, Dr. Geeta Gupta-Fisker and Corey MacGillivray, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this Proxy Card, all of the shares of voting stock of Fisker Inc. that the stockholder(s) is/are entitled to vote at the Fisker Inc. Virtual Special Meeting to be held exclusively online via live webcast at www.virtualshareholdermeeting.com/FSR2023SM on August 30, 2023 at 8:00 a.m., Pacific Time, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side